SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 30, 2006

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                000-50333                         95-4810658
        (Commission File Number)       (IRS Employer Identification No.)


             17337 Ventura Blvd., Ste. 208 Encino, California 91316
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 7.01.        REGULATION FD DISCLOSURE.

         On August 31, 2006, Advanced Media Training, Inc. ("Issuer") issued a press release announcing Issuer's decision to exercise its option to obtain the remaining issued and outstanding stock of Dematco, Inc. ("Dematco") as described under Item 8.01 above. A copy of the press release is furnished herewith as
Exhibit 99.1.

Item 8.01         OTHER EVENTS.

         On August 30, 2006, Issuer elected to exercise its option to acquire all 9,920,000 of the issued and outstanding shares of Dematco. As previously reported, on Monday, March 20, 2006, Issuer obtained 8,080,000 shares of Dematco in exchange for 6,464,000 of Issuer's common stock. The 8,080,000 shares of Dematco's common stock equaled eight percent (8%) of Dematco's total issued and outstanding equity. As part of that transaction, Issuer received an option to obtain all of the remaining issued and outstanding equity of Dematco (consisting of 92,920,000 shares), in a one (1) for one (1) stock exchange. Issuer anticipates that the exercise of the option transaction will be completed during the month of September 2006.

         The press release furnished as Exhibit 99.1, included a quote from Mr. Buddy Young, president of AMTN, which stated that Dematco's recently had commenced work on a major contract with Atlantic Asset Group Inc. The quote errantly stated "Atlantic" instead of "Admiral." Dematco's contracting party was and is the Admiral Asset Group, Inc.

         Consummation of the exercise of the option remains subject to customary closing conditions. There are no termination fees or penalties.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1     Press Release issued August 31, 2006.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED MEDIA TRAINING, INC.,
                                      A Delaware corporation (Registrant)

Date: August 31, 2006                 By: /s/ Buddy Young
                                         -------------------------------------
                                          BUDDY YOUNG, Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NO.          DESCRIPTION
-------      -----------

99.1         Press release issued August 31, 2006.


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